UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23328

FLAT ROCK OPPORTUNITY FUND

(Exact name of registrant as specified in charter)

Robert K. Grunewald

Chief Executive Officer

1350 6th Avenue, 18th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

(212) 596-3413

(Registrant’s telephone number, including area code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

Owen J. Pinkerton, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-3537

(202) 331-8800

Date of fiscal year end: December 31

Date of reporting period: July 2, 2018 – December 31, 2018

Item 1.	Reports to Stockholders.

FLAT ROCK
GLOBAL
WHERE INVESTORS COME FIRST

Flat Rock Opportunity Fund

Annual Report | December 31, 2018

Table of Contents

Shareholder Letter (Unaudited)	1
Portfolio Update (Unaudited)	3
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Statement of Cash Flows	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	22
Additional Information (Unaudited)	23
Trustees & Officers (Unaudited)	24
Approval of Investment Advisory Agreement (Unaudited)	26

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.flatrockglobal.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (212) 596-3413 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (212) 596-3413.

Flat Rock Opportunity Fund	Shareholder Letter

 December 31, 2018 (Unaudited)

Dear Fellow Shareholders:

We are pleased to provide you with the first annual report of the Flat Rock Opportunity Fund (the “Fund”) covering the six-month period from Fund inception on July 2, 2018 to December 31, 2018. The adviser to the Fund is Flat Rock Global (the “Adviser”), an alternative credit manager affiliated with Western Asset, one of the largest fixed income managers in the world. We invest in areas of the credit market that are less efficient, with what we call an “Investor First Fee Structure”.

The Flat Rock Opportunity Fund provides investors with exposure to a highly diversified pool of first lien, senior secured loans. These loans have historically had low loss rates due to their first lien position and low loan to values. We invest in these diversified pools of loans through the equity tranches of Collateralized Loan Obligations (“CLO”). CLO equity investments allow us to finance these pools of loans with low cost, long term debt. Through economic cycles, this low cost debt allows us to capture an attractive spread between the yield on our loans and the cost of the debt.

The Fund’s primary investment objective is to generate current income. As of February 7, 2019, our annualized dividend yield was 10.4%, paid monthly. We believe over time we can also generate capital appreciation to further enhance returns. The Fund finished the year with assets under management of approximately $27.2 million. The portfolio had a weighted average effective yield of 14.0%.

2018 CLO issuance of $127B set a new record. As banks continue to de-emphasize lending, today over 60% of bank loans, or $600B, are held in CLOs. We believe the growth of the CLO market has been driven by favorable historical returns for the asset class; the search for floating rate investments; and low correlation to other assets classes like equities and high yield bonds. We continue to evaluate new investment opportunities that we believe will provide favorable risk-adjusted returns for our shareholders.

The Fund’s initial Net Asset Value (“NAV”) was $20.00 per share on July 2, 2018. Through year-end, the Fund declared cumulative dividends of $0.67 per share. At December 31, 2018, the Fund’s NAV per share was $19.06, which resulted in a negative 1.44% return for the six-month period. This result outperformed the negative 9.74% return for the S&P BDC Index and negative 7.14% return for the S&P 500 Index. The Fund’s results were negatively impacted by the volatility experienced in the equity and credit markets in November and December of 2018. Over time, we believe our CLO equity investments will benefit from volatility in the leveraged loan market as our CLO managers can acquire new loans at more favorable economics.

The Fund’s ratio of total expenses to average net assets was 0.89% (annualized) during the six-month period, due to fee waivers by the Adviser. Any fee waivers are permanent and cannot be recouped.

As always, we welcome your questions and comments and look forward to a profitable 2019.

Sincerely,

Robert Grunewald
Chief Executive Officer

Annual Report | December 31, 2018	1

Flat Rock Opportunity Fund	Shareholder Letter

December 31, 2018 (Unaudited)

The views in this shareholder letter were as of the letter’s publication date and may not reflect the views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

2	www.flatrockglobal.com

Flat Rock Opportunity Fund	Portfolio Update

December 31, 2018 (Unaudited)

INVESTMENT OBJECTIVE

Flat Rock Opportunity Fund’s (“the Fund”) investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

PERFORMANCE OVERVIEW

For the period from July 2, 2018 (commencement of operations) to December 31, 2018, the Fund returned -1.44% on a net asset value (“NAV”) basis. During that same period, the S&P BDC Total Return Index returned -9.74% and the S&P 500 Index returned -7.14%. The Fund’s absolute performance was negatively impacted by the volatility experienced in the equity and credit markets in November and December; however, the Fund benefited from its CLO portfolio performance relative to its two benchmarks.

PERFORMANCE as of December 31, 2018

	1 Month	3 Month	Since Inception(1)
Flat Rock Opportunity Fund – NAV(2)	-1.41%	-4.62%	-1.44%
S&P BDC Total Return Index(3)	-9.32%	-12.90%	-9.74%
S&P 500 Index	-9.03%	-13.52%	-7.14%

(1)	The Fund commenced operations on July 2, 2018.
(2)	Performance returns are net of management fees and other Fund expenses.
(3)	The S&P BDC Total Return Index is designed to track leading business development companies that trade on major U.S. exchanges. BDCs are publicly traded private equity firms that invest equity and debt capital in small and mid-sized businesses, and make managerial assistance available to portfolio companies. Constituent companies are BDCs that meet minimum market capitalization and liquidity requirements. The index uses a capped market capitalization weighting scheme. Modifications are made to market cap weights, if required, to reflect available float, while applying single stock capping to the index constituents.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Flat Rock Opportunity Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund’s limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. Investing in the Fund involves risk, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. The Fund intends to invest primarily in the equity and, to a lesser extent, in the junior debt tranches of CLOs that own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated. The Fund’s investments in the equity and junior debt tranches of CLOs are exposed to leveraged credit risk. Investments in the lowest tranches bear the highest level of risk. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to our performance, such as a return of capital or borrowings. The amount of distributions that the Fund may pay, if any, is uncertain. This Fund is new and has limited operating history.

Annual Report | December 31, 2018	3

Flat Rock Opportunity Fund	Portfolio Update

 December 31, 2018 (Unaudited)

ASSET ALLOCATION as of December 31, 2018^

^	Holdings are subject to change.

Percentages are based on net assets of the Fund.

TOP TEN HOLDINGS* as of December 31, 2018

% of Total Investments**
United States Treasury Bill	38.44%
Atlas Senior Loan Fund XIII, Ltd.	19.22%
Ares XLIX CLO, Ltd.	11.44%
Eaton Vance CLO 2018-1, Ltd.	10.17%
Neuberger Berman Loan Advisers CLO 29, Ltd., Class INC	6.38%
MidOcean Credit CLO X Warehouse, LLC	4.67%
TriplePoint Venture Growth BDC Corp.	3.68%
Hercules Capital, Inc.	3.42%
THL Credit Wind River 2018-2 CLO, Ltd.	1.83%
Ares Capital Corp.	0.36%
99.61%

*	Holdings are subject to change and exclude cash equivalents.
**	Percentages are based on total investments of the Fund.

4	www.flatrockglobal.com

Flat Rock Opportunity Fund	Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCK - 11.93%
Ares Capital Corp.	6,000	$93,480
Hercules Capital, Inc.	80,455	889,027
TriplePoint Venture Growth BDC Corp.	87,882	957,035

TOTAL COMMON STOCK
(Cost $2,225,213)		$1,939,542

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)- 86.55%
Ares XLIX CLO, Ltd.(b)	12.81%(c)	07/22/2030	$3,600,000	$2,976,461
Atlas Senior Loan Fund XIII, Ltd.(b)(d)	15.40%(c)	03/26/2019	5,000,000	5,000,000
Eaton Vance CLO 2018-1, Ltd.(b)	14.02%(c)	10/15/2030	3,000,000	2,646,394
MidOcean Credit CLO X Warehouse LLC(b)(d)	17.43%(c)	05/10/2019	1,213,784	1,213,784
Neuberger Berman Loan Advisers CLO 29, Ltd., Class INC(b)	13.54%(c)	10/19/2031	2,000,000	1,660,373
Neuberger Berman Loan Advisers CLO 29, Ltd., Class SPRI(b)	10.17%(c)	10/19/2031	89,130	91,515
Neuberger Berman Loan Advisers CLO 29, Ltd., Class 1ISR(b)	25.10%(c)	10/19/2031	10,250	10,927
THL Credit Wind River 2018-2 CLO, Ltd.(b)	13.57%(c)	07/15/2030	531,000	475,757

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $14,321,728)				$14,075,211

See Notes to Financial Statements.

Annual Report | December 31, 2018	5

Flat Rock Opportunity Fund	Schedule of Investments

December 31, 2018

	Rate	Maturity	Principal Amount	Value
SHORT TERM INVESTMENTS-61.49%
United States Treasury Bill(e)	1.08%	01/03/2019	$10,000,000	$9,999,368

TOTAL SHORT TERM INVESTMENTS
(Cost $9,999,401)				9,999,368

TOTAL INVESTMENTS - 159.97%
(Cost $26,546,342)				26,014,121
LIABILITIES IN EXCESS OF OTHER ASSETS - (59.97)%				(9,752,349)
NET ASSETS - 100.00%				$16,261,772

(a)	Collateralized Loan Obligations (“CLO”) Equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees. Total fair value of the securities is $13,781,737, which represents approximately 84.75% of net assets as of December 31, 2018.
(b)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(c)	Estimated yield.
(d)	Positions represents an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.
(e)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments, at fair value (Cost: $26,546,342)	$26,014,121
Receivable for fund investments sold	717,201
Due from broker	400,000
Due from Adviser, net	231,604
Interest receivable	141,763
Total Assets	27,504,689

LIABILITIES:
Payable to custodian due to overdraft	736,562
Payable for capital contributions	293,474
Payable for fund investment purchased	9,999,401
Payable for fund accounting and administration fees	69,511
Payable for custodian fees	2,783
Payable for audit fees	35,000
Payable to transfer agent	38,887
Payable to trustees and officers	6
Other accrued expenses	67,293
Total Liabilities	11,242,917
Net Assets	$16,261,772

NET ASSETS CONSIST OF:
Paid-in capital	$17,335,880
Total distributable earnings (accumulated deficit)	(1,074,108)
Net Assets	$16,261,772

PRICING OF SHARES:
Net Assets	$16,261,772
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	853,076
Net Asset Value Per Share, Offering and Redemption Price Per Share	$19.06

See Notes to Financial Statements.

Annual Report | December 31, 2018	7

Flat Rock Opportunity Fund	Statement of Operations

For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018

INVESTMENT INCOME:
Dividend income	$216,208
Interest income	431,140
Other income	1,979
Total Investment Income	649,327

EXPENSES:
Management fees	100,020
Incentive fees	63,880
Accounting and administration fees	137,562
Transfer agent fees and expenses	38,887
Audit fees	35,000
Legal fees	31,581
Registration expenses	18,832
Printing expenses	8,350
Insurance expenses	6,729
Custodian expenses	4,734
Trustee expenses	6
Miscellaneous expenses	2,912
Total fees and expenses before waiver/reimbursement	448,493
Less fees and expenses waived/reimbursed by investment adviser:	(395,504)
Net Expenses	52,989
Net Investment Income	596,338

REALIZED AND UNREALIZED LOSS:
Net realized loss on:
Investments	(612,150)
Securities sold short	(749)
Long-term capital gain distributions from other investment companies	1,857
Net change in unrealized depreciation on:
Investments	(532,221)
Net Realized and Unrealized Loss on Investments	(1,143,263)
Net Decrease in Net Assets Resulting from Operations	$(546,925)

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Statement of Changes in Net Assets

For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$596,338
Net realized loss	(612,899)
Long-term capital gain distributions from other investment companies	1,857
Net change in unrealized depreciation	(532,221)
Net decrease in net assets resulting from operations	(546,925)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(527,183)
Net decrease in net assets from distributions to shareholders	(527,183)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,255,309
Reinvestment of distributions	214,200
Cost of shares redeemed	(133,629)
Net increase in net assets from capital share transactions	15,335,880

Net Increase in Net Assets	14,261,772

NET ASSETS:
Beginning of period	2,000,000
End of period	$16,261,772

OTHER INFORMATION:
Share Transactions:
Shares sold	749,391
Shares issued in reinvestment of distributions	10,766
Shares redeemed	(7,081)
Net increase in shares outstanding	753,076

See Notes to Financial Statements.

Annual Report | December 31, 2018	9

Flat Rock Opportunity Fund	Statement of Cash Flows

For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(546,925)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(24,488,849)
Proceeds from sale of investment securities	16,913,151
Proceeds from securities sold short	304,300
Purchases to cover securities sold short transactions	(305,049)
Purchase of short-term investment securities	(9,996,600)
Amortization of premium and accretion of discount on investments	(302,137)
Net realized (gain)/ loss on:
Investments	612,150
Securities sold short	749
Long-term capital gain distributions from other investments companies	(1,857)
Net change in unrealized (appreciation)/ depreciation on:
Investments	532,221
(Increase)/ Decrease in assets:
Due from Adviser, net	(231,604)
Interest receivable	(141,763)
Due from broker	(400,000)
Increase/(Decrease) in liabilities:
Payable for capital contributions	293,474
Payable for fund accounting and administration fees	69,511
Payable for custodian fees	2,783
Payable for audit fees	35,000
Payable to transfer agent	38,887
Payable to trustees and officers	6
Other accrued expenses	67,293
Net cash used in operating activities	(17,545,259)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payable to custodian due to overdraft	736,562
Proceeds from shares sold	15,255,309
Cost of shares redeemed	(133,629)
Cash distributions paid	(312,983)
Net cash provided by financing activities	15,545,259

Net decrease in cash	(2,000,000)

Cash, beginning of period	$2,000,000
Cash, end of period	$–

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$214,200

See Notes to Financial Statements.

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Flat Rock Opportunity Fund	Financial Highlights

For a share outstanding throughout the period presented

	For the Period July 2, 2018 (Commencement of Operations) to December 31, 2018
Net asset value - beginning of period	$20.00
Loss from investment operations:
Net investment income(a)	0.99
Net realized and unrealized loss on investments(a)	(1.26)
Total loss from investment operations	(0.27)

Less distributions:
From net investment income	(0.67)
Total distributions	(0.67)
Net decrease in net asset value	(0.94)
Net asset value - end of period	$19.06

Total Return(b)	(1.44	%)(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	7.51	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.89	%(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements	3.36	%(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements	9.99	%(d)
Portfolio turnover rate	131	%(c)

(a)	Based on average shares outstanding during the period.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2018	11

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

1.  ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund will determine the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

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Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

●	the yield of similar CLOs where pricing is available in the market;
●	the riskiness of the underlying pool of loans;
●	structural features of the CLO including weighted average life test, liability pricing, management fees, covenant cushions and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund may elect to engage one or more third-party valuation firms to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Federal Income Taxes: The Fund intends to qualify as a regulated investment company and comply in its initial fiscal period and thereafter with the provisions available to certain investment companies as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

As of and during the period ended December 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

Annual Report | December 31, 2018	13

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and interest income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Organizational and Offering Costs: Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Offering costs primarily include legal fees regarding the preparation of the initial registration statement. The Adviser has agreed to pay directly the organization and offering costs of the Fund. These costs will not be subject to recoupment and the Fund has no payable to the Adviser for the organizational and offering costs as of December 31, 2018.

Securities and Exchange Commission ("SEC") Regulations: On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund’s net assets or results of operations.

3.  FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 -	Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 -	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

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Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of December 31, 2018:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$1,939,542	$–	$–	$1,939,542
Collateralized Loan Obligations Equity	–	–	14,075,211	14,075,211
Short-Term Investments	–	9,999,368	–	9,999,368
Total	$1,939,542	$9,999,368	$14,075,211	$26,014,121

For the period ended December 31, 2018, there were no transfers into or out of Level 3.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of December 31, 2018:

Investments in Securities	Balance as of July 2, 2018 (commencement of operations)	Change in Unrealized Appreciation/ Depreciation	Accrued Discount/ Premium	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at December 31, 2018
Collateralized Loan Obligations Equity	$-	$(246,517)	$301,317	$14,020,411	$-	$-	$-	$14,075,211	$(246,517)

Annual Report | December 31, 2018	15

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2018:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$13,781,737	Market Approach	Discount to Comparable Yields	0.50%

The following represents the impact on fair value measurements to changes in unobservable inputs:

Unobservable Inputs	Increase in Inputs Impact on Valuation	Decrease in Inputs Impact on Valuation
Discount to Comparable Yields	Decrease	Increase

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

4.  INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Flat Rock Global, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser provides the Fund such investment advice as it deems advisable and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objective and strategies. As compensation for its management services, the Fund pays the Adviser a management fee of 1.375% (as a percentage of the average daily value of total assets), paid quarterly in arrears, calculated based on the average daily value of total assets at the end of the two most recently completed quarters.

Additionally as defined in the Advisory Agreement, the Fund pays the Adviser an incentive fee calculated each quarter as follows: no incentive fee will be payable in any quarter in which the Pre-Incentive Fee Net Investment Income does not exceed a quarterly return of 1.75% per quarter (or an annualized hurdle rate of 7.00%) on Adjusted Capital, 100% of Pre-Incentive Fee Net Investment Income that exceeds the quarterly return or annualized hurdle rate but is less than or equal to 2.0586% of Adjusted Capital in any quarter (also referred to as the “catch-up”), and 15% of its Pre-Incentive Fee Net Investment Income that exceeds 2.0586% of Adjusted Capital in any quarter. The catch-up feature allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate.

The Adviser has voluntarily agreed to waive its management fee and incentive fee (and to the extent necessary, bear other expenses of or make payments to the Fund) throughout the period ended December 31, 2018. From July 2, 2018 (commencement of operations) to August 24, 2018, the Adviser waived/reimbursed all expenses. Beginning August 25, 2018, the Adviser waived/reimbursed expenses so that the Fund’s total annual fund operating expenses will not exceed 1.00% of the Fund’s average daily net assets. During the period ended December 31, 2018, the Adviser waived and/or reimbursed $395,504. This waiver is not contractual and may be terminated at any time. The voluntary waiver increased Pre-Incentive Fee Net Investment Income, and as such, increased the incentive fee in the Statement of Operations, as well as increased the expenses waived.

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Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s Administrator and Accounting Agent and receives customary fees from the Fund for such services.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

U.S. Bank N.A. serves as the Fund’s custodian.

ALPS, DST Systems Inc., and U.S. Bank N.A. are not considered affiliates of the Fund as defined under the 1940 Act.

5.  REPURCHASE OFFERS

The Fund conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares. Repurchase offers in excess of 5% are made solely at the discretion of the Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. In the event that a repurchase offer is oversubscribed, shareholders may only be able to have a portion of their shares repurchased.

Quarterly repurchases occur in the months of March, June, September and December. A Repurchase Offer Notice will be sent to shareholders at least 21 calendar days before the Repurchase Request Deadline, which is ordinarily on the third Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which is ordinarily expected to be the Repurchase Request Deadline. Payment for all shares repurchased pursuant to these offers will be made not later than seven calendar days after the repurchase pricing date.

On November 16, 2018, the Fund completed a repurchase offer in which 7,081 shares were repurchased for $133,629.

6.  PORTFOLIO INFORMATION

Purchases and sales of securities for the period from July 2, 2018 (commencement of operations) to December 31, 2018, excluding short-term securities, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$ 34,488,250	$ 17,627,746

7.  TAXES

Classification of Distributions

Distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP, and therefore, may differ significantly in amount or character from net investment income and realized gains for financial statement purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Annual Report | December 31, 2018	17

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2018, was as follows:

Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
$527,183	$–	$–	$–	$527,183

At December 31, 2018, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
$69,155	$(415,624)	$(727,639)	$–	$(1,074,108)

Tax Basis of Investments

Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of December 31, 2018, was as follows:

Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
$734	$(728,373)	$(727,639)	$26,741,760

Post-Enactment Capital Losses

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

Non-Expiring Short-Term	Non-Expiring Long-Term
$ 329,633	$ –

Capital losses arising in the post-October period of the current taxable period may be deferred to the next taxable year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next taxable year separate from and in addition to the application of normal capital loss carryovers as described above.

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Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

The Fund elects to defer to the period ending December 31, 2019, capital losses recognized during the period November 1, 2018 to December 31, 2018 in the amount of $85,991.

8.  RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations.

Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

CLO Risk: In addition to the general risks associated with debt securities and structured products, CLOs carry additional risks, including, but not limited to (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. In addition, at the time of issuance, the CLO may not be fully invested. Until the CLO is fully invested, the debt service of the CLO may exceed the amount of interest earned from the CLO’s portfolio. Though not exclusively, the Fund will typically be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested. The Fund may recognize phantom taxable income from its investments in the subordinated tranches of CLOs and structured notes.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions of the CLO on equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than the face value of their investment.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in the CLO’s payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could adversely affect the Fund’s operating results and cash flows.

Annual Report | December 31, 2018	19

Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

The Fund’s CLO investments are exposed to leveraged credit risk. If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to senior secured loan defaults, then cash flow that otherwise would have been available to pay distributions to the Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. The Fund’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on the Fund’s net assets.

9.  BENEFICIAL OWNERSHIP

As of December 31, 2018, TD Ameritrade held 70.69% of the Fund's outstanding shares for the benefit of its customers.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the Fund.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 Fair Value Measurement (Topic 820), which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management is currently evaluating the impact of the ASU to the financial statements.

11. COMMITMENTS

In the normal course of business, the Fund enters into contracts that may contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

As of December 31, 2018, the Fund had an unfunded capital commitment of $3,079,690, of which $293,474 is shown as a payable for capital committed on the statements of assets and liabilities, to MidOcean Credit CLO X Warehouse, LLC.

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Flat Rock Opportunity Fund	Notes to Financial Statements

December 31, 2018

12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions through the date the financial statements were issued and has identified the following events for disclosure in the financial statements:

On February 8, 2019 the Fund notified shareholders of its quarterly offer to repurchase up to 5% of its issued and outstanding common shares of beneficial interest at a price equal to the net asset value at the close of regular trading hours on the New York Stock Exchange on March 28, 2019. The repurchase offer will end on March 15, 2019, unless extended.

The Fund contributed an additional $1,507,258 of its capital commitment to MidOcean Credit CLO X Warehouse, LLC through the date the financial statements were issued.

Subsequent to December 31, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
1/15/2019	1/14/2019	1/28/2019	$0.167
2/13/2019	2/12/2019	2/26/2019	$0.167

Annual Report | December 31, 2018	21

Flat Rock Opportunity Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Flat Rock Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Flat Rock Opportunity Fund (the “Fund”) as of December 31, 2018, and the related statements of operations, changes in net assets, cash flows, and the financial highlights for the period July 2, 2018 (commencement of operations) to December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets, and its cash flows and the financial highlights for the period July 2, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2019

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Flat Rock Opportunity Fund	Additional Information

December 31, 2018 (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 1-212-596-3413, or on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Annual Report | December 31, 2018	23

Flat Rock Opportunity Fund	Trustees & Officers

December 31, 2018 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent.

The name, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the fund complex overseen by and the other directorships held by each Trustee. The business address for each Trustee and officer of the Fund is c/o Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, NY 10019.

TRUSTEES

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert K. Grunewald (1962)*	Interested Trustee and Chief Executive Officer	Since February 2018	Mr. Grunewald is President and Chief Executive Officer of Flat Rock Capital Corp., and Chief Executive Officer of Flat Rock Global. Previously he served as President and Chief Investment Officer of Business Development Corp. of America.	2	Flat Rock Capital Corp.
Michael L. Schwarz (1960)	Independent Trustee	Since May 2018	Mr. Schwarz is a Partner at Woodfield Investments. Previously he served as Executive Vice President, Chief Operating Officer, and chief Financial officer at Summit Properties.	2	Flat Rock Capital Corp.
R. Scott Coolidge (1955)	Independent Trustee	Since May 2018	Mr. Coolidge is a Partner at Human Capital Advisors. Previously he served at Freddie Mac as a Senior Vice President and Vice President.	2	Flat Rock Capital Corp.

*	Mr. Grunewald is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Flat Rock Global.

(1)	Each Trustee serves during the continued lifetime of the Fund and will not be subject to a term limit.

(2)	The term “Fund Complex” includes the Fund and any other investment company for which Flat Rock Global provides investment advisory services.

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Flat Rock Opportunity Fund	Trustees & Officers

December 31, 2018 (Unaudited)

OFFICERS

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Richard A. Petrocelli (1968)	Chief Financial Officer and Chief Compliance Officer	Since February 2018	Mr. Petrocelli is Chief Operating Officer and Chief Financial Officer of Flat Rock Capital Corp and Flat Rock Global. Previously he served as Managing Director and Chief Financial Officer of Saratoga Partners, and Chief Financial Officer and Chief Compliance Officer of Saratoga Investment Corp.

Shiloh Bates (1974)	Chief Investment Officer	Since May 2018	Mr. Bates is Managing Director of Flat Rock Global. Previously he served as managing director for Business Development Corporation of America and its successor manager, Benefit Street Partners.

(1)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Annual Report | December 31, 2018	25

Flat Rock Opportunity Fund	Approval of Investment Advisory Agreement

December 31, 2018 (Unaudited)

At the initial organizational meeting of the Board of Trustees, held on April 18, 2018, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)), considered the Investment Advisory Agreement between Flat Rock Global, LLC (the “Adviser”) and the Fund. The Board was assisted by independent counsel throughout the approval process. The Board received and reviewed materials specifically concerning the approval of the Investment Advisory Agreement, as requested by the Independent Trustees. The Board considered the below factors, among others, in reaching its determination to approve the Investment Advisory Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Advisory Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Investment Advisory Agreement, including the selection of investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel.

The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance

The Board considered the investment experience of the Adviser and its personnel. Because the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Advisors

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board concluded that the fees proposed to be paid to the Adviser were reasonable and satisfactory in light of the services proposed to be provided.

Incentive Fees and Economies of Scale

The Board reviewed the structure of the Fund’s incentive fees under the Investment Advisory Agreement. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund has not yet commenced operations and the Adviser’s base management fee did not have break points, economies of scale were not present at this time.

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Flat Rock Opportunity Fund	Approval of Investment Advisory Agreement

December 31, 2018 (Unaudited)

Profitability of Investment Manager and Affiliates

The Board discussed the Adviser’s expected profitability since the Adviser is recently-formed, and the Board made no determination with respect to historical profitability.

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of counsel, the Board concluded it would be in the best interest of the Fund and its members to approve the Investment Advisory Agreement for an initial term of two years.

Annual Report | December 31, 2018	27

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for the Flat Rock Opportunity Fund.

Item 2.	Code of Ethics.

(a)         The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mr. Michael L. Schwarz as the Trust’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications. Mr. Schwarz is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $35,000.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s annual financial statements and are not reported under paragraph (a) of this Item were $0.

(c)	Tax Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0.

(d)	All Other Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. Non-audit services that constitute less than 5% of the revenues paid by the Fund and its subsidiaries to the independent auditor may be approved by the Audit Committee (or one or more members authorized by the Audit Committee) after the services are commenced but before the completion of the audit, provided that such services were not recognized by the Fund at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for the fiscal year ended December 31, 2018 were $0.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Michael L. Schwarz (designated audit committee financial expert)

R. Scott Coolidge

(b)	Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

 Flat Rock Opportunity Fund, a Delaware statutory trust (the “Fund”), has delegated its proxy voting responsibility to its investment adviser, Flat Rock Global, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. (The guidelines are reviewed periodically by the Adviser and the Fund’s non-interested trustees and, accordingly, are subject to change.

Introduction

 As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

 These policies and procedures for voting proxies for the investment advisory clients of the Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

 The Adviser will vote proxies relating to the Fund’s portfolio securities in the best interest of its clients’ shareholders. The Adviser will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by each of its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

 The proxy voting decisions of the Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision-making process disclose to the Adviser’s Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

 You may obtain information, without charge, regarding how the Adviser voted proxies with respect to the Fund’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Flat Rock Opportunity Fund, 1350 6th Avenue, 18th Floor, New York, New York 10019.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1)       Registrant’s Portfolio Managers as of December 31, 2018 are:

Name	Title	Length of Service	Business Experience 5 Years
Robert K. Grunewald	Portfolio Manager	Since February 2018	President and CEO, Flat Rock Capital Corp.; CEO, Flat Rock Global; President and CIO, Business Development Corp. of America
Richard A. Petrocelli	Portfolio Manager	Since February 2018	COO and CFO, Flat Rock Capital Corp. and Flat Rock Global; Managing Director and CFO, Saratoga Partners; CFO and CCO of Saratoga Investment Corp.
Shiloh Bates	Portfolio Manager	Since May 2018	Managing Director, Flat Rock Global; Managing Director, Business Development Corporation of America and Benefit Street Partners.

(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of December 31, 2018:

Messrs. Shiloh Bates, Richard Petrocelli and Robert Grunewald (who comprise the Flat Rock Investment Committee) also provide investment advisory services for Flat Rock Capital Corp, a registered investment company operating as a business development company, with approximately total assets of $78.5 million as of December 31, 2018 and with respect to which the advisory fee is performance based.

We have entered into an Investment Advisory Agreement with Flat Rock Global. Certain of the executive officers, directors/trustees and finance professionals of Flat Rock Global who perform services for us on behalf of Flat Rock Global may also serve as officers, directors/trustees, managers, and/or key professionals of affiliates of Flat Rock Global. Further, Flat Rock Global and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, Flat Rock Global, its personnel and certain of its affiliates will have conflicts of interest in allocating management time; investment opportunities; services; and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, Flat Rock Global has policies and procedures in place designed to manage the conflicts of interest between the Flat Rock Global’s fiduciary obligations to us and its similar obligations to other clients. Such policies and procedures are designed to ensure that investment opportunities are allocated on an alternating basis that is fair and equitable among us and Flat Rock Global’s other clients

(a)(3) Portfolio Manager compensation as of December 31, 2018:

PORTFOLIO MANAGEMENT

Mr. Shiloh Bates is the Chief Investment Officer of the Fund. Mr. Bates holds an equity ownership interest in the Adviser and his compensation is determined by the Adviser’s Compensation Committee. His compensation has been determined to include a fixed salary, in an amount subject to periodic review as well as an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, total assets under management and revenues.

The Adviser’s Investment Committee is comprised of Messrs. Richard Petrocelli and Robert Grunewald. Each holds an equity ownership interest in the Adviser and compensation is determined by the Adviser’s Compensation Committee. Their compensation has been determined to include a fixed salary, in an amount subject to periodic review as well as an annual variable discretionary bonus based on the profitability of the Adviser and the performance of the Fund, including consideration of portfolio performance relative to any benchmark, fee waiver, assets under Management and revenues.

(a)(4) Dollar range of securities owned by the Registrant’s Portfolio Managers as of December 31, 2018:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)(2)(3)
Robert K. Grunewald	Over $1,000,000
Richard A. Petrocelli	$100,001 - $500,000
Shiloh Bates	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000

(2)	Beneficial ownership has been determined in accordance with Rule 15a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).

(3)	The dollar range of equity beneficially owned is based on the net asset value of $19.29 per share as of March 7, 2019.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial offer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAT ROCK OPPORTUNITY FUND

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert K. Grunewald
Robert K. Grunewald
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 11, 2019

By:	/s/ Richard A. Petrocelli
Richard A. Petrocelli
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	March 11, 2019